Exhibit 99.1

PFSweb Reports Second Quarter 2014 Results

- Q2 Service Fee Equivalent Revenue Increased to $28.5 Million; Management Reiterates 2014 Guidance -

Allen, TX – August 13, 2014 – PFSweb, Inc. (NASDAQ: PFSW), a global provider of end-to-end eCommerce solutions, reported financial results for the three and six-months ended June 30, 2014.

Overview

Strong existing client activity, including incremental project work, resulted in stronger service fee revenue and operating margin during the second quarter of 2014 than originally anticipated. Prior year comparisons of both the second quarter and year-to-date results for 2014 are impacted by the previously announced client transitions, which were substantially completed by the beginning of the third quarter of 2013. Service fee revenue and operating margin are expected to improve strongly in the second half of 2014, as compared to the prior year, due to anticipated existing and new client growth.

2014 Outlook

PFSweb reiterates its 2014 service fee equivalent revenue guidance to range between $127 million to $133 million, increasing 7% to 12% as compared to 2013. The company also reiterates its outlook for 2014 adjusted EBITDA target to range between $12 million and $14 million, representing an increase of 12% to 31% as compared to 2013.

Second Quarter 2014 Financial Summary

•	Service fee equivalent revenue (a non-GAAP measure defined and discussed below) increased to $28.5 million compared to $28.0 million during the same period in 2013

•	Service fee gross margin was 30.0% compared to 33.0% during the same period in 2013

•	Adjusted EBITDA (a non-GAAP measure defined and discussed below) was $1.7 million compared to $2.5 million during the same period in 2013

•	Cash and cash equivalents totaled $23.2 million compared to $22.4 million at December 31, 2013

•	Debt totaled $10.2 million compared to $11.1 million at December 31, 2013

First Half 2014 Financial Summary

•	Service fee equivalent revenue was $57.3 million compared to $58.0 million during the same period in 2013

•	Service fee gross margin was 30.2% compared to 32.4% during the same period in 2013

•	Adjusted EBITDA was $4.0 million compared to $5.4 million during the same period in 2013

Second Quarter 2014 Financial Results Details

Total revenues in the second quarter of 2014 were $54.0 million compared to $58.2 million in the same period in 2013. Service fee revenue in the second quarter of 2014 increased to $27.4 million compared to $26.6 million last year. This increase was primarily due to higher project activity from existing clients as well as new and expanded client relationships, partially offset by the impact of previously announced client transitions that occurred in 2013. Product revenue decreased to $18.1 million compared to $22.9 million in the same period in 2013 primarily due to ongoing restructuring activities by the company’s largest client in this segment.

Service fee equivalent revenue in the second quarter of 2014 was $28.5 million compared to $28.0 million in the same period in 2013.

Service fee gross margin in the second quarter decreased to 30.0% compared to 33.0% in the same period in 2013. Each period included the benefit of higher margin project activity. In addition, the 2013 period included an incremental benefit applicable to client transition related activity occurring during the prior period.

Adjusted EBITDA was $1.7 million in the second quarter of 2014 compared to $2.5 million in the same period in 2013.

Net loss in the second quarter of 2014 was $2.4 million or $(0.14) per diluted share compared to a net loss of $1.0 million or $(0.07) per diluted share in the same period in 2013. Net loss in the second quarter of 2014 included approximately $0.9 million in stock-based compensation expense and $0.2 million of costs related to potential acquisitions, compared to approximately $0.3 million in stock-based compensation expense for the same period in 2013. In addition, the prior period included $0.3 million in restructuring and other charges.

Non-GAAP net loss (a non-GAAP measure defined and discussed below) in the second quarter of 2014 was $1.4 million or $(0.08) per diluted share compared to non-GAAP net loss of $0.4 million or $(0.03) per diluted share in the second quarter of 2013.

Cash and cash equivalents increased to $23.2 million from $22.4 million at December 31, 2013, while debt was reduced to $10.2 million from $11.1 million.

Management Commentary

“The increase in service fee equivalent revenue this quarter was an early indication of our projected return to year-over-year top-line growth in our eCommerce business as we begin to move past the quarterly comparison impact from last year’s client transitions,” said Mike Willoughby, CEO of PFSweb. “In fact, excluding the impact of these client transitions, service fee equivalent revenue increased approximately 20% compared to the prior year quarter.

“We look forward to launching the eCommerce website for our largest client win from last year, the United States Mint, which is expected to go live around the end of the third quarter. We believe the benefit from this United States Mint activity, coupled with the expansion of new and existing client relationships, positions us for improved financial performance as we exit 2014 and begin 2015.”

“We continue to explore the acquisition landscape in the growing eCommerce market, primarily searching for opportunities that would further enhance our technology and agency services capabilities,” Willoughby concluded. “We believe such acquisitions will allow us to broaden our range of services, driving higher margins and longer client life cycles.”

Conference Call

PFSweb will conduct a conference call today at 11:00 a.m. Eastern time to discuss its results for the second quarter ended June 30, 2014.

The company’s CEO Mike Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Wednesday, August 13, 2014

Time: 11:00 a.m. Eastern time (10:00 a.m. Central time)

Toll-free dial-in number: 1-888-503-8175

International dial-in number: 1-719-325-2429

Conference ID: 3009322

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=110320 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 2:00 p.m. Eastern time on the same day through August 27, 2014.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 3009322

About PFSweb Inc.

PFSweb (NASDAQ: PFSW) is a global business process outsourcing provider of end-to-end eCommerce solutions. The company provides these solutions and services to major brand names and other companies seeking to optimize their supply chain and enhance their traditional and online business channels, which include both direct-to-consumer and business-to-business sales channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Ricoh, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related costs and restructuring and other charges.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2013 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	(Unaudited) June 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,195	$22,418
Restricted cash	270	130
Accounts receivable, net of allowance for doubtful accounts of $430 and $382 at June 30, 2014 and December 31, 2013, respectively	40,050	55,292
Inventories, net of reserves of $901 and $962 at June 30, 2014 and December 31, 2013, respectively	13,757	14,169
Other receivables	4,696	5,241
Prepaid expenses and other current assets	5,742	4,713

Total current assets	87,710	101,963
PROPERTY AND EQUIPMENT, net	25,237	27,190
OTHER ASSETS	2,863	2,883

Total assets	115,810	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,001	$8,231
Trade accounts payable	27,224	34,096
Deferred revenue	10,230	8,181
Accrued expenses	18,167	25,045

Total current liabilities	63,622	75,553
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,192	2,876
DEFERRED REVENUE	6,195	7,491
DEFERRED RENT	5,174	5,191

Total liabilities	77,183	91,111

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 16,794,832 and 16,540,904 shares issued at June 30, 2014 and December 31, 2013, respectively; and 16,761,365 and 16,507,437 shares outstanding as of June 30, 2014 and December 31, 2013, respectively	17	17
Additional paid-in capital	126,527	124,522
Accumulated deficit	(89,505)	(85,300)
Accumulated other comprehensive income	1,713	1,811
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	38,627	40,925

Total liabilities and shareholders’ equity	$115,810	$132,036

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
REVENUES:
Product revenue, net	$18,120	$22,898	$39,842	$48,165
Service fee revenue	27,384	26,583	54,982	54,800
Pass-thru revenue	8,539	8,704	16,448	18,361

Total revenues	54,043	58,185	111,272	121,326

COSTS OF REVENUES:
Cost of product revenue	17,039	21,479	37,555	44,994
Cost of service fee revenue	19,160	17,811	38,380	37,069
Cost of pass-thru revenue	8,539	8,704	16,448	18,361

Total costs of revenues	44,738	47,994	92,383	100,424

Gross profit	9,305	10,191	18,889	20,902
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	11,485	10,938	22,507	23,739

Income (loss) from operations	(2,180)	(747)	(3,618)	(2,837)
INTEREST EXPENSE (INCOME), NET	173	184	316	402

Income (loss) before income taxes	(2,353)	(931)	(3,934)	(3,239)
INCOME TAX PROVISION (BENEFIT)	42	24	271	291

NET INCOME (LOSS)	$(2,395)	$(955)	$(4,205)	$(3,530)

NON-GAAP NET INCOME (LOSS)	$(1,379)	$(421)	$(2,395)	$(400)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.14)	$(0.07)	$(0.25)	$(0.26)

Diluted	$(0.14)	$(0.07)	$(0.25)	$(0.26)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	16,736	14,525	16,630	13,661

Diluted	16,736	14,525	16,630	13,661

EBITDA	$698	$1,941	$2,150	$2,259

ADJUSTED EBITDA	$1,714	$2,475	$3,960	$5,389

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
NET INCOME (LOSS)	$(2,395)	$(955)	$(4,205)	$(3,530)
Income tax expense	42	24	271	291
Interest expense, net	173	184	316	402
Depreciation and amortization	2,878	2,688	5,768	5,096

EBITDA	$698	$1,941	$2,150	$2,259
Stock-based compensation	862	282	1,656	585
Acquisition related costs	154	—	154	—
Restructuring and other charges	—	252	—	2,545

ADJUSTED EBITDA	$1,714	$2,475	$3,960	$5,389

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
NET INCOME (LOSS)	$(2,395)	$(955)	$(4,205)	$(3,530)
Stock-based compensation	862	282	1,656	585
Acquisition related costs	154	—	154	—
Restructuring and other charges	—	252	—	2,545

NON-GAAP NET INCOME (LOSS)	$(1,379)	$(421)	$(2,395)	$(400)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.14)	$(0.07)	$(0.25)	$(0.26)

Diluted	$(0.14)	$(0.07)	$(0.25)	$(0.26)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$(0.08)	$(0.03)	$(0.14)	$(0.03)

Diluted	$(0.08)	$(0.03)	$(0.14)	$(0.03)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
TOTAL REVENUES	$54,043	$58,185	$111,272	$121,326
Pass-thru revenue	(8,539)	(8,704)	(16,448)	(18,361)
Cost of product revenue	(17,039)	(21,479)	(37,555)	(44,994)

SERVICE FEE EQUIVALENT REVENUE	$28,465	$28,002	$57,269	$57,971

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$18,120	$—	$18,120
Service fee revenue	24,423	2,961	—	27,384
Service fee revenue - affiliate	3,176	595	(3,771)	—
Pass-thru revenue	8,539	—	—	8,539

Total revenues	36,138	21,676	(3,771)	54,043

COSTS OF REVENUES:
Cost of product revenue	—	17,039	—	17,039
Cost of service fee revenue	19,557	3,093	(3,490)	19,160
Cost of pass-thru revenue	8,539	—	—	8,539

Total costs of revenues	28,096	20,132	(3,490)	44,738

Gross profit	8,042	1,544	(281)	9,305
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,719	1,047	(281)	11,485

Income (loss) from operations	(2,677)	497	—	(2,180)
INTEREST EXPENSE (INCOME), NET	33	140	—	173

Income (loss) before income taxes	(2,710)	357	—	(2,353)
INCOME TAX PROVISION (BENEFIT)	(49)	91	—	42

NET INCOME (LOSS)	$(2,661)	$266	$—	$(2,395)

NON-GAAP NET INCOME (LOSS)	$(1,645)	$266	$—	$(1,379)

EBITDA	$157	$541	$—	$698

ADJUSTED EBITDA	$1,173	$541	$—	$1,714

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(2,661)	$266	$—	(2,395)
Income tax expense (benefit)	(49)	91	—	42
Interest expense (income), net	33	140	—	173
Depreciation and amortization	2,834	44	—	2,878

EBITDA	$157	$541	$—	$698
Stock-based compensation	862	—	—	862
Acquisition related costs	154	—	—	154

ADJUSTED EBITDA	$1,173	$541	$—	$1,714

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(2,661)	$266	$—	$(2,395)
Stock-based compensation	862	—	—	862
Acquisition related costs	154	—	—	154

NON-GAAP NET INCOME (LOSS)	$(1,645)	$266	$—	$(1,379)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$22,898	$—	$22,898
Service fee revenue	25,304	1,279	—	26,583
Service fee revenue - affiliate	1,914	436	(2,350)	—
Pass-thru revenue	8,704	—	—	8,704

Total revenues	35,922	24,613	(2,350)	58,185

COSTS OF REVENUES:
Cost of product revenue	—	21,479	—	21,479
Cost of service fee revenue	18,401	1,501	(2,091)	17,811
Cost of pass-thru revenue	8,704	—	—	8,704

Total costs of revenues	27,105	22,980	(2,091)	47,994

Gross profit	8,817	1,633	(259)	10,191
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,600	1,597	(259)	10,938

Income (loss) from operations	(783)	36	—	(747)
INTEREST EXPENSE (INCOME), NET	35	149	—	184

Income (loss) before income taxes	(818)	(113)	—	(931)
INCOME TAX PROVISION (BENEFIT)	22	2	—	24

NET INCOME (LOSS)	$(840)	$(115)	$—	$(955)

NON-GAAP NET INCOME (LOSS)	$(306)	$(115)	$—	$(421)

EBITDA	$1,866	$75	$—	$1,941

ADJUSTED EBITDA	$2,400	$75	$—	$2,475

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(840)	$(115)	$—	(955)
Income tax expense (benefit)	22	2	—	24
Interest expense (income), net	35	149	—	184
Depreciation and amortization	2,649	39	—	2,688

EBITDA	$1,866	$75	$—	$1,941
Stock-based compensation	282	—	—	282
Restructuring and other charges	252	—	—	252

ADJUSTED EBITDA	$2,400	$75	$—	$2,475

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(840)	$(115)	$—	$(955)
Stock-based compensation	282	—	—	282
Restructuring and other charges	252	—	—	252

NON-GAAP NET INCOME (LOSS)	$(306)	$(115)	$—	$(421)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$39,842	$—	$39,842
Service fee revenue	48,576	6,406	—	54,982
Service fee revenue—affiliate	6,866	1,210	(8,076)	—
Pass-thru revenue	16,448	—		16,448

Total revenues	71,890	47,458	(8,076)	111,272

COSTS OF REVENUES:
Cost of product revenue	—	37,555	—	37,555
Cost of service fee revenue	39,077	6,709	(7,406)	38,380
Cost of pass-thru revenue	16,448	—	—	16,448

Total costs of revenues	55,525	44,264	(7,406)	92,383

Gross profit	16,365	3,194	(670)	18,889
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	20,895	2,282	(670)	22,507

Income (loss) from operations	(4,530)	912	—	(3,618)
INTEREST EXPENSE (INCOME), NET	32	284	—	316

Income (loss) before income taxes	(4,562)	628	—	(3,934)
INCOME TAX PROVISION (BENEFIT)	81	190	—	271

NET INCOME (LOSS)	$(4,643)	$438	$—	$(4,205)

NON-GAAP NET INCOME (LOSS)	$(2,833)	$438	$—	$(2,395)

EBITDA	$1,151	$999	$—	$2,150

ADJUSTED EBITDA	$2,961	$999	$—	$3,960

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(4,643)	$438	$—	(4,205)
Income tax expense (benefit)	81	190	—	271
Interest expense (income), net	32	284	—	316
Depreciation and amortization	5,681	87	—	5,768

EBITDA	$1,151	$999	$—	$2,150
Stock-based compensation	1,656	—	—	1,656
Acquisition related costs	154	—	—	154

ADJUSTED EBITDA	$2,961	$999	$—	$3,960

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(4,643)	$438	$—	$(4,205)
Stock-based compensation	1,656	—	—	1,656
Acquisition related costs	154	—	—	154

NON-GAAP NET INCOME (LOSS)	$(2,833)	$438	$—	$(2,395)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$48,165	$—	$48,165
Service fee revenue	51,745	3,055	—	54,800
Service fee revenue—affiliate	4,269	798	(5,067)	—
Pass-thru revenue	18,361	—	—	18,361

Total revenues	74,375	52,018	(5,067)	121,326

COSTS OF REVENUES:
Cost of product revenue	—	44,994	—	44,994
Cost of service fee revenue	38,181	3,299	(4,411)	37,069
Cost of pass-thru revenue	18,361	—	—	18,361

Total costs of revenues	56,542	48,293	(4,411)	100,424

Gross profit	17,833	3,725	(656)	20,902
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	21,163	3,232	(656)	23,739

Income (loss) from operations	(3,330)	493	—	(2,837)
INTEREST EXPENSE (INCOME), NET	102	300	—	402

Income (loss) before income taxes	(3,432)	193	—	(3,239)
INCOME TAX PROVISION (BENEFIT)	142	149	—	291

NET INCOME (LOSS)	$(3,574)	$44	$—	$(3,530)

NON-GAAP NET INCOME (LOSS)	$(444)	$44	$—	$(400)

EBITDA	$1,688	$571	$—	$2,259

ADJUSTED EBITDA	$4,818	$571	$—	$5,389

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(3,574)	$44	$—	(3,530)
Income tax expense (benefit)	142	149	—	291
Interest expense (income), net	102	300	—	402
Depreciation and amortization	5,018	78	—	5,096

EBITDA	$1,688	$571	$—	$2,259
Stock-based compensation	585	—	—	585
Restructuring and other charges	2,545	—	—	2,545

ADJUSTED EBITDA	$4,818	$571	$—	$5,389

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(3,574)	$44	$—	$(3,530)
Stock-based compensation	585	—	—	585
Restructuring and other charges	2,545	—	—	2,545

NON-GAAP NET INCOME (LOSS)	$(444)	$44	$—	$(400)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of June 30, 2014

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$17,328	$5,867	$—	$23,195
Restricted cash	—	270	—	270
Accounts receivable, net	26,105	14,638	(693)	40,050
Inventories, net	—	13,757	—	13,757
Other receivables	—	4,696	—	4,696
Prepaid expenses and other current assets	4,679	1,063	—	5,742

Total current assets	48,112	40,291	(693)	87,710

PROPERTY AND EQUIPMENT, net	25,040	197	—	25,237
RECEIVABLE/INVESTMENT IN AFFILIATES	10,031	—	(10,031)	—
OTHER ASSETS	2,816	47	—	2,863

Total assets	85,999	40,535	(10,724)	115,810

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,651	$4,350	$—	$8,001
Trade accounts payable	6,937	20,980	(693)	27,224
Deferred revenue	10,230	—	—	10,230
Accrued expenses	13,134	5,033	—	18,167

Total current liabilities	33,952	30,363	(693)	63,622
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,192	—	—	2,192
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	6,195	—	—	6,195
DEFERRED RENT	5,174	—	—	5,174

Total liabilities	47,513	52,408	(22,738)	77,183

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	126,527	28,060	(28,060)	126,527
Retained earnings (accumulated deficit)	(89,641)	(43,239)	43,375	(89,505)
Accumulated other comprehensive income	1,708	2,287	(2,282)	1,713
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	38,486	(11,873)	12,014	38,627

Total liabilities and shareholders’ equity	$85,999	$40,535	$(10,724)	$115,810

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,028	$7,390	$—	$22,418
Restricted cash	—	130	—	130
Accounts receivable, net	37,857	18,697	(1,262)	55,292
Inventories, net	—	14,169	—	14,169
Other receivables	—	5,241	—	5,241
Prepaid expenses and other current assets	3,552	1,161	—	4,713

Total current assets	56,437	46,788	(1,262)	101,963
PROPERTY AND EQUIPMENT, net	26,945	245	—	27,190
RECEIVABLE/INVESTMENT IN AFFILIATES	12,563	—	(12,563)	—
OTHER ASSETS	2,800	83	—	2,883

Total assets	98,745	47,116	(13,825)	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,419	$3,812	$—	$8,231
Trade accounts payable	11,602	23,756	(1,262)	34,096
Deferred revenue	8,181	—	—	8,181
Accrued expenses	18,114	6,931	—	25,045

Total current liabilities	42,316	34,499	(1,262)	75,553
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,876	—	—	2,876
PAYABLE TO AFFILIATES	—	23,045	(23,045)	—
DEFERRED REVENUE	7,491	—	—	7,491
DEFERRED RENT	5,191	—	—	5,191

Total liabilities	57,874	57,544	(24,307)	91,111

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	124,522	28,060	(28,060)	124,522
Retained earnings (accumulated deficit)	(85,360)	(41,850)	41,910	(85,300)
Accumulated other comprehensive income	1,817	2,343	(2,349)	1,811
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	40,871	(10,428)	10,482	40,925

Total liabilities and shareholders’ equity	$98,745	$47,116	$(13,825)	$132,036

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios Group Inc.

Cody Slach or Greg Falesnik

Tel 949-574-3860

PFSW@liolios.com